     SECURITIES AND EXCHANGE COMMISSION SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Excel Switching Corporation
                          ---------------------------
            (Exact name of registrant as specified in its charter)


            Massachusetts                                     04-2992806
       ------------------------                               ----------
       (State of Incorporation                               (IRS Employer
          or Organization)                                 Identification No.)


            255 Independence Drive  Hyannis Massachusetts      02601
           -----------------------------------------------     -----
            (Address of principal executive offices)         (Zip Code)

    If this form relates to the                 If this form relates to the
    registration of a class of                  registration of a class of
    securities pursuant to                      securities pursuant to Section
    Section 12(b) of the                        12(g) of the Exchange Act and
    Exchange Act and is                         is effective pursuant to
    effective pursuant to                       General Instructions A.(d),
    General Instruction A.(c),                  please check the following
    please check the following                  box. [X]
    box. [_]

         Securities Act registration statement file number to which, this form relates: 333-35791
                                            ---------
                                          (if applicable)



       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                    Name of Each Exchange on Which
         to be so Registered                    Each Class is to be Registered
        ---------------------                  --------------------------------
                 None                                        N/A


       Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
                     --------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered
----------------------------------------------------------------

   Information concerning the Registrant's Common Stock, par value $.01 per share, is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on September 17, 1997 (Registration No. 333-35791) pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement") and such information is incorporated herein by reference.

TRANSFER AGENT AND REGISTRAR

   The transfer agent and registrar for the Common Stock is BankBoston, NA, Boston, Massachusetts.

Item 2.    Exhibits
           --------

Exhibit No.                                  Exhibit
-----------                                  -------
     1. Restated Articles of Organization of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrants Registration Statement on Form S-1).

     2. Restated By-Laws of the Registrant, as amended (Incorporated by reference to Exhibit 3.2 of the Registrants Registration Statement on Form S-1).

     3. Specimen Certificate representing the Common Stock (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1).

                                   SIGNATURE
                                   ---------

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             Excel Switching Corporation



                             By:  /s/ Robert P. Madonna
                               ---------------------------------
                               Robert P. Madonna
                               President




Date: October 23, 1997